UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2019

I.D. SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15087	22-3270799
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

123 Tice Boulevard, Woodcliff Lake, New Jersey	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 996-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IDSY	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion, on October 3, 2019 (the “Closing Date”), of the previously announced Transactions (as defined below) contemplated by (i) the Agreement and Plan of Merger, dated as of March 13, 2019 (the “Merger Agreement”), by and among I.D. Systems, Inc., a Delaware corporation (“I.D. Systems”), PowerFleet, Inc., a Delaware corporation and a wholly-owned subsidiary of I.D. Systems prior to the Transactions (“PowerFleet”), Pointer Telocation Ltd., a public company limited by shares formed under the laws of the State of Israel (“Pointer”), Powerfleet Israel Holding Company Ltd., a private company limited by shares formed under the laws of the State of Israel and a wholly-owned subsidiary of PowerFleet (“Pointer Holdco”), and Powerfleet Israel Acquisition Company Ltd., a private company limited by shares formed under the laws of the State of Israel and a wholly-owned subsidiary of Pointer Holdco prior to the Transactions (“Pointer Merger Sub”), and (ii) the Investment and Transaction Agreement, dated as of March 13, 2019, as amended by Amendment No. 1 thereto dated as of May 16, 2019, Amendment No. 2 thereto dated as of June 27, 2019 and Amendment No. 3 thereto dated as of October 3, 2019 (the “Investment Agreement,” and together with the Merger Agreement, the “Agreements”), by and among I.D. Systems, PowerFleet, PowerFleet US Acquisition Inc., a Delaware corporation and a wholly-owned subsidiary of PowerFleet prior to the Transactions (“I.D. Systems Merger Sub”), and ABRY Senior Equity V, L.P., ABRY Senior Equity Co-Investment Fund V, L.P. and ABRY Investment Partnership, L.P. (the “Investors”), affiliates of ABRY Partners II, LLC.

At the effective time of the I.D. Systems Merger (as defined below) on October 3, 2019 (the “I.D. Systems Merger Effective Time”), pursuant to the terms of the Investment Agreement, I.D. Systems reorganized into a new holding company structure by merging I.D. Systems Merger Sub with and into I.D. Systems (the “I.D. Systems Merger”), with I.D. Systems surviving as a direct, wholly-owned subsidiary of PowerFleet. Also on October 3, 2019, at the effective time of the Pointer Merger (as defined below), pursuant to the terms of the Merger Agreement, Pointer Merger Sub merged with and into Pointer (the “Pointer Merger”), with Pointer surviving as a direct, wholly-owned subsidiary of Pointer Holdco and an indirect, wholly-owned subsidiary of PowerFleet. As a result of the I.D. Systems Merger, the Pointer Merger and the other transactions contemplated by the Agreements (the “Transactions”), I.D. Systems and Pointer Holdco each became direct, wholly-owned subsidiaries of PowerFleet and Pointer became an indirect, wholly-owned subsidiary of PowerFleet. In addition, as a result of the Transactions, PowerFleet became a publicly traded corporation, and former I.D. Systems stockholders and former Pointer shareholders received common stock of PowerFleet, par value $0.01 per share (“PowerFleet Common Stock”), as described further below. I.D. Systems common stock, par value $0.01 per share (“I.D. Systems Common Stock”), ceased trading on the Nasdaq Global Market and Pointer ordinary shares, par value NIS 3.00 per share (“Pointer Ordinary Shares”), ceased trading on the Nasdaq Capital Market and the Tel Aviv Stock Exchange (“TASE”), following the close of trading on October 2, 2019 and the effectiveness of the Pointer Merger on October 3, 2019, respectively, and PowerFleet Common Stock commenced trading on the Nasdaq Global Market on October 3, 2019 and is expected to commence trading on the TASE on October 6, 2019, in each case under the symbol “PWFL”.

At the I.D. Systems Merger Effective Time, each share of I.D. Systems Common Stock outstanding immediately prior to such time (other than any I.D. Systems Common Stock owned by I.D. Systems immediately prior to the I.D. Systems Merger Effective Time) was converted automatically into the right to receive one share of PowerFleet Common Stock. At the Pointer Merger Effective Time (as defined below), each Pointer Ordinary Share outstanding immediately prior to such time (other than Pointer Ordinary Shares owned, directly or indirectly, by I.D. Systems, PowerFleet or any of their subsidiaries or Pointer or any of its wholly-owned subsidiaries immediately prior to the Pointer Merger Effective Time) was cancelled in exchange for $8.50 in cash, without interest (the “Cash Consideration”), and 1.272 shares of PowerFleet Common Stock (the “Stock Consideration,” and together with the Cash Consideration, the “Pointer Merger Consideration”).

I.D. Systems stock options and restricted stock awards that were outstanding immediately prior to the I.D. Systems Merger Effective Time were converted automatically into equivalent PowerFleet awards on the same terms and conditions applicable to such I.D. Systems stock options and restricted stock awards prior to the I.D. Systems Merger Effective Time.

At the effective time of the Pointer Merger on October 3, 2019 (the “Pointer Merger Effective Time”), each award of options to purchase Pointer Ordinary Shares that was outstanding and unvested immediately prior to such time was cancelled and substituted with options to purchase shares of PowerFleet Common Stock under the PowerFleet, Inc. 2018 Incentive Plan (“2018 Plan”) on the same material terms and conditions as were applicable to the corresponding option immediately prior to the Pointer Merger Effective Time, except that (i) the number of shares of PowerFleet Common Stock underlying such substituted option is equal to the product of (A) the number of Pointer Ordinary Shares underlying such option immediately prior to the Pointer Merger Effective Time multiplied by (B) 2.544, with any fractional shares rounded down to the nearest whole number of shares of PowerFleet Common Stock, and (ii) the per-share exercise price is equal to the quotient obtained by dividing (A) the exercise price per Pointer Ordinary Share subject to such option immediately prior to the Pointer Merger Effective Time by (B) 2.544 (rounded up to the nearest whole cent).

At the Pointer Merger Effective Time, each award of options to purchase Pointer Ordinary Shares that was outstanding and vested immediately prior to such time was cancelled in exchange for the right to receive the product of (i) the excess, if any, of (A) the Pointer Merger Consideration (allocated between the Cash Consideration and the Stock Consideration in the same proportion as for holders of Pointer Ordinary Shares), over (B) the exercise price per Pointer Ordinary Share subject to such option, multiplied by (ii) the total number of Pointer Ordinary Shares underlying such option. If the exercise price of a vested option was equal to or greater than the consideration payable in respect of a vested option, such option was cancelled without payment.

At the Pointer Merger Effective Time, each award of restricted stock units of Pointer (a “Pointer RSU”) that was outstanding and vested immediately prior to such time was cancelled in exchange for the right to receive the Pointer Merger Consideration (allocated between the Cash Consideration and the Stock Consideration in the same proportion as for holders of Pointer Ordinary Shares). Each Pointer RSU that was outstanding and unvested immediately prior to such time was cancelled and substituted with restricted stock units under the 2018 Plan representing the right to receive, on the same material terms and conditions as were applicable under such Pointer RSU immediately prior to the Pointer Merger Effective Time, that number of shares of PowerFleet Common Stock equal to the product of (i) the number of Pointer Ordinary Shares underlying such Pointer RSU immediately prior to the Pointer Merger Effective Time multiplied by (ii) 2.544, with any fractional shares rounded down to the nearest lower whole number of shares of PowerFleet Common Stock.

The issuance of PowerFleet Common Stock in connection with the Transactions was registered under the Securities Act of 1933, as amended, pursuant to PowerFleet’s registration statement on Form S-4 (File No. 333-231725) (as amended, the “Registration Statement”), filed with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective on July 25, 2019. The definitive joint proxy statement/prospectus of I.D. Systems and Pointer that forms part of the Registration Statement and that was filed with the SEC pursuant to Rule 424(b)(3) on July 25, 2019 (the “Joint Proxy Statement/Prospectus”) contains additional information about the Transactions.

The foregoing description of the Agreements and the Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 to I.D. Systems’ Current Report on Form 8-K filed with the SEC on March 15, 2019, and (ii) the Investment Agreement (including Amendment No. 1 and Amendment No. 2 thereto), which is incorporated herein by reference to Exhibit 2.2 to I.D. Systems’ Current Report on Form 8-K filed with the SEC on March 15, 2019, to Exhibit 2.1 to I.D. Systems’ Current Report on Form 8-K filed with the SEC on May 20, 2019 and to Exhibit 2.1 to I.D. Systems’ Current Report on Form 8-K filed with the SEC on June 27, 2019, and Amendment No. 3 to the Investment Agreement, which is filed as Exhibit 2.5 to this Current Report on Form 8-K and incorporated herein by reference.

The representations, warranties and covenants contained in the agreements and documents described above were made only for purposes of those agreements and documents and as of the specified dates set forth therein, were solely for the benefit of the parties to those agreements and documents, may be subject to limitations agreed upon by those parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between those parties instead of establishing particular matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on these representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of PowerFleet, I.D. Systems or Pointer or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the applicable agreement, which subsequent information may or may not be fully reflected in PowerFleet’s, I.D. Systems’ or Pointer’s public disclosures.

The Cash Consideration was financed using (i) net proceeds of the issuance and sale by PowerFleet of 50,000 shares of PowerFleet’s Series A Convertible Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), to the Investors for an aggregate purchase price of $50,000,000 pursuant to the terms of the Investment Agreement, and (ii) term loan borrowings by Pointer Holdco on the Closing Date of $30,000,000 under a credit agreement, dated August 19, 2019 (the “Credit Agreement”), with Bank Hapoalim B.M., pursuant to which Bank Hapoalim B.M. agreed to provide Pointer Holdco with two senior secured term loan facilities in an aggregate principal amount of $30,000,000 (comprised of two facilities in the aggregate principal amount of $20,000,000 and $10,000,000) and a five-year revolving credit facility to Pointer in an aggregate principal amount of $10,000,000. A summary of the voting powers, designations, preferences and other special rights, and qualifications, limitations and restrictions, of the Series A Preferred Stock is contained in the section of the Joint Proxy Statement/Prospectus entitled “Description of Parent Capital Stock.” The Credit Agreement was previously described in I.D. Systems’ Current Report on Form 8-K filed with the SEC on August 23, 2019.

Item 1.01.	Entry into a Material Definitive Agreement.

On October 3, 2019, PowerFleet, I.D. Systems, I.D. Systems Merger Sub and the Investors entered into Amendment No. 3 to the Investment Agreement (the “Investment Agreement Third Amendment”), pursuant to which PowerFleet agreed to issue and sell to the Investors in a private placement convertible unsecured promissory notes in the aggregate principal amount of $5,000,000 (the “Notes”) at the closing of the Transactions. The principal amount of, and accrued interest through the maturity date on, the Notes will convert automatically into Series A Preferred Stock (at the original issuance price thereof) upon receipt of the approval by PowerFleet’s stockholders in accordance with Nasdaq rules. The Notes will bear interest at 10% per annum, will mature on the third business day before the first anniversary of their issuance date (unless earlier converted) and may be prepaid in full subject to a prepayment premium.

The foregoing description of the Investment Agreement Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Investment Agreement Third Amendment, which is filed as Exhibit 2.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, in connection with the completion of the Transactions, I.D. Systems notified the Nasdaq Stock Market LLC (“Nasdaq”) that the Transactions had been consummated and requested that the trading of its shares on the Nasdaq Global Market be suspended and that the listing of its shares on the Nasdaq Global Market be withdrawn. In addition, I.D. Systems requested that Nasdaq file with the SEC a notification on Form 25 to report the delisting of its shares from the Nasdaq Global Market and to deregister its shares under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03. The disclosure set forth in the sections titled “Comparison of the Rights of Holders of I.D. Systems Common Stock and Parent Common Stock” and “Description of Parent Capital Stock” in the Registration Statement is incorporated herein by reference.

Item 5.01.	Change in Control of Registrant.

As a result of the completion of the Transactions, I.D. Systems became a wholly-owned subsidiary of PowerFleet.

The information set forth in the Introductory Note and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In connection with the Transactions and effective as of the I.D. Systems Merger Effective Time, Kenneth Brakebill and Christopher Formant resigned as directors of I.D. Systems and David Mahlab, Anders Bjork and John Hunt were appointed to the board of directors of I.D. Systems.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 3, 2019, in connection with the completion of the Transactions and pursuant to the Investment Agreement, at the I.D. Systems Merger Effective Time, I.D. Systems’ certificate of incorporation and bylaws were amended and restated in their entirety. Copies of I.D. Systems’ Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01.	Other Events.

On October 3, 2019, PowerFleet issued a press release announcing the completion of the Transactions. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of March 13, 2019, by and among PowerFleet, Inc., Powerfleet Israel Holding Company Ltd., Powerfleet Israel Acquisition Company Ltd., I.D. Systems, Inc. and Pointer Telocation Ltd. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of I.D. Systems, Inc., filed with the SEC on March 15, 2019).
2.2	Investment and Transaction Agreement, dated as of March 13, 2019, by and among I.D. Systems, Inc., PowerFleet, Inc., PowerFleet US Acquisition Inc., ABRY Senior Equity V, L.P. and ABRY Senior Equity Co-Investment Fund V, L.P. (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K of I.D. Systems, Inc., filed with the SEC on March 15, 2019).
2.3	Amendment No. 1 to the Investment and Transaction Agreement, dated as of May 16, 2019, by and among I.D. Systems, Inc., PowerFleet, Inc., PowerFleet US Acquisition Inc., ABRY Senior Equity V, L.P. and ABRY Senior Equity Co-Investment Fund V, L.P. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of I.D. Systems, Inc., filed with the SEC on May 20, 2019).
2.4	Amendment No. 2 to the Investment and Transaction Agreement, dated as of June 27, 2019, by and among I.D. Systems, Inc., PowerFleet, Inc., PowerFleet US Acquisition Inc., ABRY Senior Equity V, L.P. and ABRY Senior Equity Co-Investment Fund V, L.P. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of I.D. Systems, Inc., filed with the SEC on June 27, 2019).
2.5	Amendment No. 3 to the Investment and Transaction Agreement, dated as of October 3, 2019, by and among I.D. Systems, Inc., PowerFleet, Inc., PowerFleet US Acquisition Inc., ABRY Senior Equity V, L.P., ABRY Senior Equity Co-Investment Fund V, L.P. and ABRY Investment Partnership, L.P.
3.1	Amended and Restated Certificate of Incorporation of I.D. Systems, Inc.
3.2	Amended and Restated Bylaws of I.D. Systems, Inc.
99.1	Press release, dated October 3, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I.D. SYSTEMS, INC.

By:	/s/ Ned Mavrommatis
Name:	Ned Mavrommatis
Title:	Chief Financial Officer

Date: October 3, 2019